EXHIBIT 99.5

----------------------------------   ---------------------  ----------------   --------------   ---------------   -----------------
LTV :                                    Fixed Rate $             2/28 $           3/27 $            5/25 $               Other
----------------------------------   ---------------------  ----------------   --------------   ---------------   -----------------
                          Below 70          16,683,258.42     74,543,800.07     8,623,176.24        761,439.40          160,734.76
----------------------------------
                       70.01 to 75           6,816,940.76     43,617,228.97     4,601,392.52        546,191.12                   -
----------------------------------
                       75.01 to 80          24,719,771.42    251,221,528.96    37,255,674.77      6,457,627.72        1,354,147.72
----------------------------------
                       80.01 to 85           7,475,681.76     46,444,963.09     4,803,304.16                 -          579,202.95
----------------------------------
                       85.01 to 90          10,093,415.01     80,218,354.38     5,607,382.43        303,822.05        1,135,177.46
----------------------------------
                       90.01 to 95           4,375,817.02     23,616,029.13     1,884,320.51        179,994.98          393,442.56
----------------------------------
                      95.01 to 100          20,864,277.73     13,530,188.74     1,127,673.94        124,434.88                   -
----------------------------------
                       100.01 plus
----------------------------------

----------------------------------
FICO
----------------------------------
                         below 549           4,788,854.56     78,396,096.77     6,802,558.54        505,013.17                   -
----------------------------------
                        550 to 574           5,288,009.26     42,932,497.51     2,923,168.24        124,876.97          748,243.79
----------------------------------
                        575 to 599           9,259,164.36     65,282,800.98     6,371,188.91        358,639.42          936,885.89
----------------------------------
                        600 to 624          16,238,167.10     87,512,400.73     7,341,557.73        745,109.71          160,734.76
----------------------------------
                        625 to 649          18,852,327.82     84,440,100.88    12,667,719.49      2,235,645.35          808,722.79
----------------------------------
                        650 to 674          16,065,120.91     71,803,480.57     9,835,023.71        674,434.88          157,041.93
----------------------------------
                        675 to 699           7,560,425.17     47,753,078.74     8,207,970.69        950,668.23          811,076.29
----------------------------------
                          700 plus          12,977,092.94     55,071,637.16     9,753,737.26      2,779,122.42                   -
----------------------------------

----------------------------------
Property Type:
----------------------------------
                     Single-Family          74,876,091.05    424,701,078.52    49,149,066.36      5,771,288.43        3,313,904.23
----------------------------------
                               PUD           3,807,846.18     40,108,762.27     5,808,193.64      2,225,699.30          151,759.29
----------------------------------
                             Condo           4,221,359.43     29,425,198.13     1,833,145.04        239,200.00          157,041.93
----------------------------------
                    3+ Family Det.           1,157,615.75      9,564,313.12     3,224,795.43                 -                   -
----------------------------------
                Manufactured House             142,939.81        353,048.73                -                 -                   -
----------------------------------
                             Other           6,823,309.90     29,039,692.57     3,887,724.10        137,322.42                   -
----------------------------------

----------------------------------
Purpose:
----------------------------------
Purchase                                    31,317,928.58    249,085,505.08    31,889,622.64      4,756,468.64        2,140,222.73
----------------------------------
Refinance rate/term                          6,190,292.97     22,923,278.44     3,194,526.10      1,135,934.00          151,759.29
----------------------------------
Cash Out Refi (COF) Below  70 LTV           15,180,939.02     66,429,385.78     7,715,591.14        648,516.39          160,734.76
----------------------------------
COF with  LTV  70.01 to 75                   5,705,305.28     35,741,582.05     3,041,096.82        546,191.12                   -
----------------------------------
COF with  LTV  75.01 to 80                  13,542,192.31     67,135,087.40     9,579,174.82      1,057,400.00          626,967.49
----------------------------------
COF with  LTV  80.01 to 85                   6,766,261.94     31,106,832.57     3,125,174.39                 -          301,337.91
----------------------------------
COF with  LTV  85.01 to 90                   6,253,854.15     41,124,301.47     3,408,985.44        229,000.00                   -
----------------------------------
COF with  LTV  90.01 to 95                   2,227,152.29     13,450,042.30     1,701,320.51                 -          241,683.27
----------------------------------
COF with  LTV  95.01 to 100                  3,845,235.58      6,196,078.25       247,432.71                 -                   -
----------------------------------
COF with   LTV  100.01 plus
----------------------------------
Other
----------------------------------

----------------------------------
Occupancy Status:
----------------------------------
                    Owner Occupied          87,735,318.04    504,383,413.02    60,755,538.71      7,964,515.17        2,688,622.19
----------------------------------
                        Investment           2,185,766.59     22,588,010.37     3,039,829.86        408,994.98          934,083.26
----------------------------------
                       Second Home           1,108,077.49      6,220,669.95       107,556.00                 -                   -
----------------------------------
                             Other
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Loan Balance
----------------------------------
                      Below 50,000           7,417,403.06      4,924,550.51        50,000.00         42,672.56                   -
----------------------------------
              50,000.01 to 100,000          20,079,669.56     42,326,223.23     2,789,634.25         74,822.05           61,928.39
----------------------------------
             100,000.01 to 150,000          13,339,978.71     74,273,842.11     8,572,095.60      1,435,302.77          127,791.20
----------------------------------
             150,000.01 to 200,000          11,445,341.27     77,622,172.12     9,371,159.06        903,595.67          469,535.98
----------------------------------
             200,000.01 to 400,000          26,510,575.80    231,879,488.78    28,019,545.22      2,977,637.09        2,048,993.36
----------------------------------
             400,000.01 to 500,000           8,549,512.64     62,250,034.49     9,163,934.31      1,739,580.01          914,456.52
----------------------------------
             500,000.01 to 600,000           1,632,275.12     21,682,276.00     4,338,556.13        587,900.00                   -
----------------------------------
           600,000.01 to 1,000,000           2,054,405.96     18,233,506.10     1,598,000.00        612,000.00                   -
----------------------------------
            1,000,000.01 and above
----------------------------------

----------------------------------
Loan Term
----------------------------------
                         >30 Years
----------------------------------
                          30 Years          74,892,977.82    533,192,093.34    63,902,924.57      8,373,510.15        3,622,705.45
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                          20 Years           2,633,892.70                 -                -                 -                   -
----------------------------------
                          15 Years          13,119,900.38                 -                -                 -                   -
----------------------------------
                             Other             382,391.22                 -                -                 -                   -
----------------------------------

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Documentation Type
----------------------------------
                Full Documentation          56,842,356.95    241,986,653.29    24,874,338.90      4,367,363.02          215,936.65
----------------------------------
             Limited Documentation           1,102,553.79     10,873,415.08     3,067,377.91        392,000.00                   -
----------------------------------
     Stated Docs with LTV below 70           4,995,965.42     46,100,758.57     3,910,736.26        483,516.39          160,734.76
----------------------------------
  Stated Docs with LTV 70.01 to 75           2,886,726.46     23,002,452.56     2,358,364.61                 -                   -
----------------------------------
 Stated Docs with LTV  75.01 to 80           6,675,599.66    141,025,460.62    25,375,150.96      3,130,630.74        1,354,147.72
----------------------------------
 Stated Docs with LTV  80.01 to 85           2,762,423.44     20,145,676.72     1,608,018.88                 -          363,266.30
----------------------------------
 Stated Docs with LTV  85.01 to 90           2,045,421.75     35,801,067.43     2,039,420.15                 -        1,135,177.46
----------------------------------
 Stated Docs with LTV  90.01 to 95             873,906.88     10,374,103.01       514,831.64                 -          393,442.56
----------------------------------
Stated Docs with LTV  95.01 to 100          12,844,207.77      3,882,506.06       154,685.26                 -                   -
----------------------------------
 Stated Docs with LTV above 100.01
----------------------------------
                             Other
----------------------------------

----------------------------------
Lien Status
----------------------------------
                          1st Lien          69,282,536.97    533,192,093.34    63,902,924.57      8,373,510.15        3,622,705.45
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   Second Liens with LTV below  85             253,120.93                 -                -                 -                   -
----------------------------------
Second Liens with LTV  85.01 to 90             112,034.70                 -                -                 -                   -
----------------------------------
Second Liens with LTV  90.01 to 95           1,442,749.96                 -                -                 -                   -
----------------------------------
Second Liens with LTV 95.01 to 100          19,938,719.56                 -                -                 -                   -
----------------------------------
Second Liens with LTV above 100.01
----------------------------------

----------------------------------
Interest Only
----------------------------------
           Dollar of Mortgage Type           6,416,686.33    168,058,245.28    28,696,614.09      6,054,233.48          311,900.00
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                         Ave. FICO                    662               655              666               678              680.00
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                          Ave. LTV                  80.53             80.89            79.70             79.53               79.99
----------------------------------
                     % Stated Docs                 21.41%            50.83%           68.33%            45.14%             100.00%
----------------------------------
                       % Full Docs                 78.59%            46.50%           28.08%            48.39%               0.00%
----------------------------------

------------------------------------------------------
MH Stratification:
------------------------------------------------------
Total Balance                                  495,989
                                ----------------------
% Pool Balance                                    0.07
Ave. FICO                                          651
Ave. LTV                                         76.99
% Full Docs                                    100.00%
------------------------------------------------------

------------------------------------------------------
Silent Seconds Stratification:
------------------------------------------------------
Total Balance                              273,129,500
                                ----------------------
% Pool Balance                                   39.01
Ave. FICO                                          655
Ave. LTV                                         80.21
% Full Docs                                      41.64
------------------------------------------------------

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Second Lien Stratification:
------------------------------------------------------
Total Balance                               21,746,625
                                ----------------------
% Pool Balance                                    3.11
Ave. FICO                                          655
Ave. LTV                                         99.31
% Full Docs                                      35.16
------------------------------------------------------

------------------------------------------------------
LTV Above 90 Stratification:
------------------------------------------------------
Total Balance                               66,096,179
                                ----------------------
% Pool Balance                                    9.44
Ave. FICO                                          649
Ave. LTV                                         97.44
% Full Docs                                      52.60
------------------------------------------------------

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